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ALLMERICA

FINANCIAL®

Annual Report

DECEMBER 31, 2003

General Information

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

Mark A. Hug, President and CEO

Edward J. Parry III, Senior Vice President and CFO

J. Kendall Huber, Senior Vice President and  General Counsel

John P. Kavanaugh, Vice President and  Chief Investment Officer

Mark C. McGivney, Vice President and Treasurer

Charles F. Cronin, Vice President and Secretary

Investment Advisers

Allmerica Financial Investment Management Services, Inc.

440 Lincoln Street, Worcester, MA 01653

Investment Sub-Advisers

Opus Investment Management, Inc.

440 Lincoln Street, Worcester, MA 01653

Money Market Fund

Select Investment Grade Income Fund

Goldman Sachs Asset Management, L.P.

32 Old Slip, New York, NY 10005

Core Equity Fund (Co-Sub-Adviser)

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive, Chicago, IL 60606

Core Equity Fund (Co-Sub-Adviser)

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.

Product Performance Summary

Variable Annuity (AFLIAC)

Average Annual Total Returns as of 12/31/03

The average annual total returns for the Variable Annuity sub-accounts of AFLIAC are summarized below. For returns that do not reflect the deduction of product and separate account charges, please refer to the following individual portfolio reviews.

	Without Surrender Charge and Contract Fee				With Surrender Charge and Contract Fee*
Sub-Accounts	1 Year	5 Years	10 Years	Sub-Accounts	1 Year	5 Years	10 Years

Core Equity Fund - Single/Elective Payment				Core Equity Fund - Elective Payment

Tax Qualified Account	26.53%	-1.90%	7.67%	Tax Qualified Account	16.50%	-5.15%	6.21%

Non Tax Qualified Account	26.53%	-1.90%	7.67%	Non Tax Qualified Account	17.45%	-3.23%	7.42%

Select Investment Grade Income Fund - Single/Elective Payment				Select Investment Grade Income Fund - Elective Payment

Tax Qualified Account	2.02%	4.35%	4.99%	Tax Qualified Account	-5.36%	2.97%	4.56%

Non Tax Qualified Account	2.02%	4.35%	4.99%	Non Tax Qualified Account	-5.18%	3.29%	4.90%

Money Market Fund - Single/Elective Payment				Money Market Fund - Elective Payment

Tax Qualified Account	-0.46%	2.35%	3.13%	Tax Qualified Account	-7.50%	1.29%	3.01%

Non Tax Qualified Account	-0.46%	2.35%	3.13%	Non Tax Qualified Account	-7.44%	1.34%	3.09%

				Core Equity Fund - Single Payment

				Tax Qualified Account	20.20%	-2.43%	7.67%

				Non Tax Qualified Account	20.20%	-2.43%	7.67%

				Select Investment Grade Income Fund - Single Payment

				Tax Qualified Account	-3.08%	3.78%	4.99%

				Non Tax Qualified Account	-3.08%	3.78%	4.99%

				Money Market Fund - Single Payment

				Tax Qualified Account	-5.44%	1.79%	3.13%

				Non Tax Qualified Account	-5.44%	1.79%	3.13%

*These returns are net of all product charges.

Returns shown above assume an investment in the underlying funds listed above on the date of inception of each Fund (April 29, 1985).

Returns in this report are historical and are not indicative of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

If you would like to request additional copies of this report please call 1-800-533-7881.

Variable Annuity

This product is issued by Allmerica Financial Life Insurance and Annuity Company

and offered by VeraVest Investments, Inc., member NASD/SIPC.

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THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company    •    Citizens Insurance Company of America    •    Citizens Management Inc.

Opus Investment Management, Inc.,    •    AMGRO, Inc.    •    Financial Policies, inc.

First Allmerica Financial Life Insurance Company    •    Allmerica Financial Life Insurance

and Annuity company call states except NY

440 Lincoln Street, Worcester, Massachusetts 01653

12282NS (12/03)